UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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[x] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to §240.14a-12

DSS AmericaFirst Funds

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[x] No fee required.

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DSS AmericaFirst Funds

275 Wiregrass Parkway

West Henrietta, NY 14586

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held August 9, 2024

Dear Shareholders:

The Board of Trustees of DSS AmericaFirst Funds, an open-end management investment company organized as a Delaware statutory trust (the "Trust"), has called a special meeting of the shareholders of the DSS AmericaFirst Monthly Risk-On Risk-Off Fund, DSS AmericaFirst Income Fund, DSS AmericaFirst Defensive Growth Fund, and DSS AmericaFirst Large Cap Share Buyback Fund, each a series of the Trust, to be held at the offices of the Trust's transfer agent, Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147, on August 9, 2024, at 10:00 a.m., Eastern Time, and at any and all adjournments thereof, for the following purposes:

1.

To elect the proposed three individuals to the Board of Trustees:

Dr. Prabir Datta, Ph.D.

Darryl T. Robinson

Mark A. Gronet

2.

Approve a proposal for one or more adjournments of the special meeting to solicit additional proxies, if there are insufficient proxies at the special meeting to form a quorum.

3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on July 9, 2024, are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

The Board of Trustees of the Trust unanimously recommends that you cast your vote "FOR" the election of the Trustee nominees, as described in the Proxy Statement.

By Order of the Board of Trustees

Brandon Pokersnik

President

July 15, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON AUGUST 9, 2024:

A copy of the Notice of Shareholder Meeting, the Proxy Statement, Proxy Voting Ballot are available by visiting https://americafirst.fund/regulatory-documents.

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, or vote via the toll free number as indicated on your proxy card or voting instruction form, or via the internet voting address www.proxyvote.com as indicated in the voting instruction materials whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

DSS AMERICAFIRST FUNDS

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held August 9, 2024

INTRODUCTION

The Board of Trustees of DSS AmericaFirst Funds, an open-end management investment company organized as a Delaware statutory trust (the "Trust"), has called a special meeting of the shareholders of the DSS AmericaFirst Monthly Risk-On Risk-Off Fund ("Monthly Risk-On Risk-Off"), DSS AmericaFirst Income Fund ("Income"), DSS AmericaFirst Defensive Growth Fund ("Defensive Growth"), and DSS AmericaFirst Large Cap Share Buyback Fund ("Large Cap Share Buyback"), each a series (each a "Fund") of the Trust.  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or the "Trustees") of the Trust for use at the special meeting of shareholders of the Trust (the "Meeting") to be held at the offices of the Trust's transfer agent Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147, on August 9, 2024, at 10:00 a.m., Eastern Time, and at any and all adjournments thereof.  The mailing to shareholders of the Notice of Meeting, Proxy Statement, and accompanying Proxy Voting Ballot will commence on or about July 17, 2024.

The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

1.

To elect the proposed three individuals to the Board of Trustees.

2.

Approve a proposal for one or more adjournments of the Meeting to solicit additional proxies, if there are insufficient proxies at the Meeting to form a quorum.

3.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on July 9, 2024, (the "Record Date") are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Funds' most recent semi-annual report and annual report, including financial statements and schedules, are available at no charge by sending a written request to the Funds, c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights OH 44147, by calling the Funds toll-free at 1-877-217-8501 or, by visiting at https://americafirst.fund/regulatory-documents.

PROPOSAL 1

ELECTION OF TRUSTEES

In this proposal, shareholders are being asked to elect the following three Trustee nominees (each a "Nominee" or the "Nominees") to the Board of Trustees of the Trust: Dr. Prabir Datta, Ph.D.; Darryl T. Robinson; and Mark A. Gronet.  Each Nominee Trustee has agreed to serve on the Board of Trustees for an indefinite term. The Trust is not required, and does not intend, to hold annual shareholder meetings for the election or re-election of Trustees.  As a result, if elected, Nominee Trustees will serve indefinitely until their successors are duly elected and qualified, or until they resign.  The current Trustees intend to conclude their service to the Trust shortly after the Nominee Trustees are elected.

The three Nominee Trustees were appointed by the Board on July 9, 2024, as Trustees subject to shareholder approval.  The Investment Company Act of 1940, as amended, (the "1940 Act") requires a certain percentage of Trustees to have been elected by shareholders.  Furthermore, a portion of Section 15(f) of the 1940 Act (related to a safe harbor provision with respect to compensation to be received by a former investment adviser from a new investment adviser) requires that at least 75% of the Trustees to have been elected by shareholders and not be "interested persons" (as defined in the 1940 Act) of a new investment adviser or the former investment adviser.  The Board intends to comply with this 75% requirement by adding the three Nominee Trustees as other non-interested person Trustees to be elected by shareholders.

To properly seat the Nominees and to facilitate current and future compliance with the requirements of the 1940 Act, the Board of Trustees now proposes to have shareholders elect Nominees Dr. Prabir Datta, Ph.D.; Darryl T. Robinson; and Mark A. Gronet to serve as Trustees to the Trust.  They will each serve as a non-interested person Trustee of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act (referred to hereafter as an "Independent Trustee").

Information about the Current Trustees and Nominee Trustees

Current Independent Trustees

Below is information about the Current Independent Trustees and the attributes that qualify them to serve as a Trustee.  The information provided below is not all-inclusive.  Many Trustee attributes involve intangible elements, such as intelligence, work ethic, and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions.  The Board does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the experience and background of each make them highly qualified. Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Current Independent Trustees

The Board members were selected to serve as such because of their relevant past experience. Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Mr. David S. Friedensohn possesses what the Board feels are unique experiences, qualifications and skills valuable to the Trust. Mr. Friedensohn is an executive consultant to privately held and publicly traded companies and their investors. He has worked as the CEO of both publicly traded and privately funded internet-based e-commerce, business software and digital entertainment content companies. He has held board positions, executive and senior consulting roles with a variety of software, entertainment and media companies including Viacom, NBC International, BMG Worldwide, National Geographic Television and Sony Pictures Entertainment. He holds an MBA from Columbia University School of Business and an AB from Dartmouth College. He also possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of prior service to a multi-fund mutual fund complex as a trustee and audit committee member. The Board believes Mr. Friedensohn's experience and expertise in various industries and prior mutual fund service adds depth and understanding to its consideration of the Trustee's obligations to the Trust and shareholders.

Ms. Monica S. Himes possesses what the Board feels are unique experiences, qualifications and skills valuable to the Trust. Ms. Himes has over ten years of capital markets experience includes investment sourcing, capital raising and marketing, as well as strategic advisory for emerging and established managers in alternative investments with focus in real estate and sustainable industries. She has expertise in private equity with direct, fund and joint venture partnership investment structures within the United States and Latin America. Additionally, she led a capital raising campaign from inception to closing for the first institutional fund for a global private equity real estate firm. Prior to her capital raising experience she was at Wachovia Securities with the Equity Research Real Estate group. Before her tenure in the United States, she held positions in a management consultant group, specializing in engagements with local government, bank and private investors, and an international trade firm, focusing on consumer products in Monterrey, Mexico. She also holds FINRA series 7 and 63 licenses. She holds a Master of Science in Finance degree from Suffolk University, and a Bachelor's degree in International Business from the Instituto Tecnologico y de Estudios Superiores de Monterrey. The Board believes Ms. Himes' experience and expertise in the broker-dealer industry as well as her experience in financial analysis and research, adds depth and understanding to its consideration of the Trustee's obligations to the Trust and shareholders.

Allan R. Siegel possesses what the Board feels are unique experiences, qualifications and skills valuable to the Trust. Mr. Siegel is presently the Chief Financial Officer of Northwest Bank with assets of over $1 billion. In this role he supervises units that include finance; accounting; regulatory compliance, and information security. He also sets priorities and direction for strategic planning, asset liability management, deposit pricing, and strategy. He has over a decade of additional experience in similar executive positions with other banking entities and is well versed on operating in a highly regulated environment. He is very familiar with many aspects financial accounting that affect a variety of financial institutions and possesses the skills to be considered an audit committee financial expert. He also holds a Bachelors' degree in economics from Dartmouth College. The Board believes Mr. Siegel's experience and expertise in the financial services industry adds depth and understanding to its consideration of the Trustee's obligations to the Trust and shareholders.

Nominee Independent Trustees

Below is information about the Nominee Trustees and the attributes that qualify each to serve as a Trustee.  The information provided below is not all-inclusive.  Many Trustee attributes involve intangible elements, such as intelligence, work ethic, and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions.  The Board does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the experience and background of the Nominee Trustees makes them highly qualified.

Dr. Prabir Datta, Ph.D. possesses what the Board feels are unique experiences, qualifications and skills valuable to the Trust.  Dr. Datta has held senior investment management roles at Constellation Capital Management LLC, Capital Guidance, and Lazard Asset Management LLC.  Additionally, prior to these experiences he was Managing Director of Global Risk Management for GE Capital and had held positions in risk management and in emerging markets debt trading at J.P. Morgan.  Dr. Datta holds a Ph.D. in Finance from the University of Illinois, an M.B.A. in Finance from the Indian Institute of Management, as well as a Bachelor's degree in Mechanical Engineering from the Birla Institute of Technology and Science.  Overall, he possesses a strong understanding of the regulatory framework that surrounds investment management based on his years of prior service to SEC-registered investment advisers.  The Board believes Dr. Datta's experience and expertise in investment management and risk management in various sectors of investment management and operations will add depth and understanding to its consideration of the Trustee's obligations to the Trust and shareholders.

Darryl T. Robinson possesses what the Board feels are unique skills, qualifications and experiences valuable to the Trust.  Mr. Robinson presently serves as a Managing Principal of NewQuest Crosswell, a privately-held, Houston-based real estate investment firm that develops, manages, and invests in real property throughout major markets in the United States.  Previously, he was co-founding partner and President of the Trillium Group, a Houston-based retail development company with a focus towards single tenant build to suit development throughout Texas.  Prior to Trillium, he co-founded and served as President of Oak Hill Advisors a South Florida investment company focusing on the acquisition of value-oriented real estate opportunities.  He holds a Bachelor of Science in Business Administration from the University of Alabama where he specialized in Real Estate Finance.  Overall, he possesses a strong understanding of regulatory frameworks that surrounds real estate investment management based on his years of prior service with real estate investment funds.  The Board believes Mr. Robinson's experience and expertise in real estate investment management, risk management, and operations will add further depth and understanding to its consideration of the Trustee's obligations to the Trust and shareholders.

Mark A. Gronet possesses what the Board feels are unique qualifications, experiences and skills valuable to the Trust.  While presently retired, Mr. Gronet possess decades of experience in the investment brokerage business.  Most recently he served as a securities trader for Oppenheimer & Co. Inc., a broker-dealer.  Prior to that, he served as Managing Director of Institutional sales for H.C. Wainwright & Co., LLC as well as The Buckingham Research Group, Inc., each a broker-dealer.  Additionally, he has held broker-dealer related FINRA series 7, 63, and 24 licenses.  He holds a Bachelor's degree in Business Economics, Finance and Financial Management Services from The College of New Jersey.  The Board believes Mr. Gronet's experience and expertise in the highly-regulated broker-dealer industry as well as his experience in financial management and research, adds depth and understanding to its consideration of the Trustee's obligations to the Trust and shareholders.

Additional information about the Current and Nominee Trustees, including their address (unless otherwise noted, the address of each Trustee and Officer is c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights OH 44147), age (as indicated by year of birth), principal occupation, and other directorships held, is set forth in the following table:

Current Independent Trustees

Name Address^ Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
David S. Friedensohn Year of Birth: 1961	Trustee, January 2021 to present	CEO, The Wall Street Transcript (financial news and research publisher), 2009 to present; Managing Director, Pellinore Ventures, LLC (investment and consulting enterprise), 2010 to present.		Nile Capital Investment Trust, Feb. 2010 to March 2019.
Monica S. Himes Year of Birth: 1973	Trustee, January 2021 to present	Registered Representative, Andes Capital Group, LLC (capital raising and trading broker-dealer), Feb. 2021 to present; Registered Representative, OCP Capital, LLC (private capital raising focused broker-dealer) 2013 to Jan. 2021.	4	None
Allan R. Siegel Year of Birth: 1958	Trustee, September 2021 to present	Chief Financial Officer, Northwest Bank, Apr. 2021 to present; Chief Financial Officer and Chief Credit Officer, Columbia Credit Union, Mar. 2017 to Apr. 2021; Senior Adviser, Blackhall Cottage, LLC (specialty finance company with focus on structured term group-life insurance), July 2016 to Mar. 2017.	4	None

Nominee Independent Trustees

Name Address^ Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Nominee Trustee	Other Directorships Held by Nominee Trustee During the Past Five Years
Dr. Prabir Datta, Ph.D. Year of Birth: 1956	None	Retired since 2016.	0	None
Darryl T. Robinson Year of Birth: 1967	None	Managing Principal of NewQuest Crosswell, February 2013 to Present.	0	None
Mark A. Gronet Year of Birth: 1954	None	Retired since January 2019.	0	None

^ c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights OH 44147.

* The term of office for each Trustee listed above will continue indefinitely.

** The term "Fund Complex" refers to the four Funds in the Trust.

Current Officers of the Trust

Name Address^ Year of Birth	Position/Term of Office*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Umberto Anastasi Year of Birth: 1974	Treasurer – August 2017 to present	From 1999 to present, Vice President, Mutual Shareholder Services LLC.	n/a	n/a
Brandon Pokersnik Year of Birth: 1978	President, Chief Executive Officer, Principal Executive Officer, and Chief Compliance Officer - February 2024 to present; Secretary – August 2017 to present;	Accountant, Mutual Shareholder Services, LLC, since 2008; Attorney Mutual Shareholder Services, LLC, since June 2016; Owner/President, Empirical Administration, LLC, since Sept. 2012.	n/a	n/a

^ c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights OH 44147.

* The term of office for each Trustee listed above will continue indefinitely.  Officers are reappointed annually.

** The term "Fund Complex" refers to the four Funds in the Trust.

Board Leadership Structure

The Board of Trustees has considered the overall leadership structure of the Trust and has established committees designed to facilitate the governance of the Trust by the Trustees generally and the Board's role with respect to risk oversight specifically.  The Trust's committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust's assets, and compliance matters.  The Board of Trustees also has frequent interaction with the service providers and the Chief Compliance Officer of the Trust (the "CCO") with respect to risk oversight matters. The Trust's CCO reports directly to the Board generally with respect to the CCO's role in managing the compliance risks of the Trust.  The CCO may also report directly to a particular committee of the Board depending on the subject matter.  The Trust's principal financial officer reports to the Audit Committee of the Board on all financial matters affecting the Trust, including risks associated with financial reporting.  Through the committee structure, the Trustees also interact with other officers and service providers of the Trust to monitor risks related to the Trust's operations.  The Board's Audit Committee members, all of whom are Independent Trustees, serves as an ad hoc nominating committee for new trustees and have selected, nominated and proposed the Nominees to the Board.  None of the Audit Committee members are "interested persons" (as defined in the 1940 Act) of the investment adviser or the former investment adviser, as described above in relation to Section 15(f) of the 1940 Act.  The Trust has determined that its leadership structure is appropriate based on the size of the Trust, the Board of Trustees' current responsibilities, each Trustee's ability to participate in the oversight of the Trust and committee transparency.  The Trust believes that the full Board of Trustees provide effective leadership that is in the best interests of the Trust and Fund shareholders because of the Board's collective business acumen and understanding of the regulatory framework under which investment companies must operate.

The Independent Trustees have not selected a Lead Independent Trustee and are not expected to do so.

Board Risk Oversight

The Board of Trustees is comprised of three Independent Trustees with a standing independent Audit Committee with a chairman.  The Audit Committee is composed of only Independent Trustees, which is a committee of the whole of the Board.  The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its CCO at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the CCO is the primary recipient and communicator of such risk-related information.

Audit Committee

The Audit Committee consists of the Independent Trustees of the Trust.  The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditor, the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditor and recommends engagement or discharge of the auditor to the full Board (which is composed of only Audit Committee members), reviews the independence of the independent auditor, reviews the adequacy of each Fund's internal controls and prepares and submits Committee meeting minutes and supporting documentation to the full Board.  The Audit Committee operates pursuant to an Audit Committee Charter.  During the fiscal year ended June 30, 2024, the Audit Committee met four times.

The Board of Trustees, which is composed of only Independent Trustees, recommends that shareholders of the Funds vote "FOR" election of the proposed Trustees.

The following tables set forth the aggregate dollar range of equity securities of the Trust beneficially owned by the Nominees and current Trustees as of the Record Date.

Trustee Ownership

The following table indicates the dollar range of equity securities that any Trustee or Nominee Trustee beneficially owned in the Funds as of the Record Date.  The Trust's officers held no shares of the Funds as of the Record Date.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Monica S. Himes	None	None
David S. Friedensohn	None	None
Allan R. Siegel	None	None

Name of Nominee Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Prabir Datta	None	None
Darryl T. Robinson	None	None
Mark A. Gronet	None	None

Compensation

Effective October 1, 2023, Independent Trustee compensation is $3,000 per Trustee per Board meeting (regular quarterly or special), and $1,500 per Audit Committee member per Audit Committee meeting (regular quarterly or special). Prior to October 1, 2023, Independent Trustees, were paid a fee of $1,500 per quarter and reimbursement for out-of-pocket expenses.  Any "interested persons" of the Trust who might serve as a Trustee would receive no Board member compensation from the Funds.  The table below details the amount of compensation received by the Trustees from the Trust for the fiscal year ended June 30, 2024.  The Trust does not have a bonus, profit sharing, pension, or retirement plan.

Name and Position	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust Paid to Trustees
Monica S. Himes	$15,000	None	None	$15,000
David S. Friedensohn	$15,000	None	None	$15,000
Allan R. Siegel	$15,000	None	None	$15,000

The Board of Trustees of the Trust, which is composed of only Independent Trustees, recommends that shareholders of the Trust vote "FOR" election of the proposed Trustees.

PROPOSAL 2

APPROVE A PROPOSAL FOR ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING TO SOLICIT ADDITIONAL PROXIES, IF THERE ARE INSUFFICIENT PROXIES AT THE SPECIAL MEETING TO FORM A QUORUM.

Adjournment(s) of the Meeting

In the event that the number of shares of present in person or represented by proxy at the Meeting and voting FOR the adoption of Proposal 1 is insufficient to form a quorum, the Trust may move to adjourn the Meeting in order to enable the Board to solicit additional proxies so as to form a quorum.  The Trust may move for a subsequent adjournment if the same conditions are present at the Meeting as-adjourned.

The Board of Trustees, which is composed of only Independent Trustees, recommends that shareholders vote "FOR" approval of adjournments.

OTHER INFORMATION

OPERATION OF THE FUNDS

DSS AmericaFirst Funds, a Delaware statutory trust, is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company (or mutual fund). The Trust was formed by a Certificate of Trust on January 25, 2012.  The Trust's governing document permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series.  The Trust's principal office is located at 275 Wiregrass Parkway, West Henrietta, NY 14586; and its phone number is 1-877-217-8501.  The Board of Trustees supervises the business activities of the Trust.  Like other registered investment companies, the Trust retains various organizations to perform specialized services.  The Trust retains AmericaFirst Wealth Management, Inc., located at 275 Wiregrass Parkway, West Henrietta, NY 14586, as the investment adviser to the Trust.  Arbor Court Capital, LLC, located at 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147, is serving as the Funds' principal underwriter and acts as the distributor of the Funds' shares on a best-efforts basis, subject to various conditions.  Mutual Shareholder Services, LLC, located at 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147 provides the Trust with transfer agent and accounting services.  Empirical Administration, LLC, located at 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147 provides the Trust with administration and chief compliance officer services.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed.  The shares represented by each valid proxy received in time will be voted at the Meeting as specified.  If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the election of the proposed Nominee Trustees, for adjournment if needed, and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the Secretary of the Trust at DSS AmericaFirst Funds c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights, Ohio 44147 revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the following shares of beneficial interest of the Funds, representing all the shares of the Trust, were issued and outstanding for a total of 4,549,636.995 shares and for a total of 26,521,895.953 votes, i.e. shares times their respective net asset value ("NAV"):

Fund	Class	Shares	NAV	Shares
		Outstanding	Per Share	Times
				NAV
Income	A	1,235,407.380	4.45	5,497,562.84
	U	360,449.621	4.63	1,668,881.75
	I	2,317,345.236	4.80	11,123,257.13
Fund Total		3,913,202.237		18,289,701.72
Monthly Risk-On Risk-Off	A	108,781.419	14.37	1,563,188.99
	U	136,949.878	13.41	1,836,497.86
	I	84,687.184	16.40	1,388,869.82
Fund Total		330,418.481		4,788,556.67
Defensive Growth	A	53,367.557	8.11	432,810.89
	U	50,545.895	7.55	381,621.51
	I	26,114.341	8.85	231,111.92
Fund Total		130,027.793		1,045,544.31
Large Cap Share Buyback	A	74,681.753	13.44	1,003,722.76
	U	15,702.664	12.64	198,481.67
	I	85,604.067	13.97	1,195,888.82
Fund Total		175,988.484		2,398,093.25

The presence in person or by proxy of the holders of record of thirty percent of the total shares (multiplied by their respective NAV) of the Funds' issued and outstanding and entitled to vote shall constitute a quorum for the transaction of business at the Special Meeting.  If a quorum is not present at the Meeting, or if other matters arise requiring shareholder attention, the persons named as proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  The persons named as proxy will vote as directed by the respective shareholder for one or more adjournments of the Meeting to permit further solicitation of proxies.

All shareholders of any series of the Trust on the Record Date are entitled to vote at the Meeting on the proposals.  Each shareholder is entitled to votes equal to per share net asset value times shares held (full and fractional shares), on any matter submitted to a vote at the Meeting.  All shares of the Trust vote for Trustee election without regard as to Fund or share class.  However, each share and fractional share is weighted by its per share net asset value price for purposes of determining a quorum and vote count.  This has the effect of giving shares with a larger share price a larger voice in the quorum and vote process.

An affirmative vote of the holders of a plurality of the outstanding shares (multiplied by their respective NAV) of the Trust is required for the approval of the election of a candidate to the Board of Trustees.  Approval of Proposal 2 to adjourn the Meeting to a later date requires that the votes cast favoring Proposal 2 exceed the votes cast opposing Proposal 2.  Other matters to be considered (if any) may require a majority vote of the outstanding shares of a Fund of the Trust.  As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund of the Trust means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of a Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Trust represented at the meeting, but they are not affirmative votes for the Proposal 1.  Because Trustees are elected by a plurality, non-votes and abstentions will have no effect on Proposal 1.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Shareholders owning more than 25% of the shares of a Fund who have the power to vote those shares are presumed to "control" a Fund, as that term is defined under the 1940 Act.  Persons controlling a Fund can generally determine the outcome of any proposal submitted to the shareholders of that Fund for approval.  As of the Record Date, the Trust is not aware of any controlling shareholder or shareholders on a Fund-level or Trust-level basis.  To the best knowledge of the Trust, as of the Record Date, there were no beneficial owners of more than 5% of the total outstanding shares or voting power of any of the Funds or a class of the Funds, except as noted below.  As of the Record Date, the Trustees and officers as a group owned less than 1% of each Fund's shares.

Fund	Name and Address	Number of Shares Beneficially Owned	Class	% Class of Fund Vote	% Fund Vote	% Trust Vote
Large Cap Share Buyback	Anthony Desensi c/o COR Clearing, 1200 Landmark Center, Ste. 800, Omaha, NE 68102	2,907.198	U	18.51%	1.53%	0.14%
Large Cap Share Buyback	Ann Marie Wallace c/o COR Clearing, 1200 Landmark Center, Ste. 800, Omaha, NE 68102	1,945.000	U	12.39%	1.02%	0.09%
Large Cap Share Buyback	Stacey L. Hau c/o Pershing LLC, PO Box 2052, Jersey City, NJ 07303	1,596.669	U	10.17%	0.84%	0.08%
Large Cap Share Buyback	Janina Szalapska c/o COR Clearing, 1200 Landmark Center, Ste. 800, Omaha, NE 68102	1,321.603	U	8.42%	0.70%	0.06%
Large Cap Share Buyback	Sophie Charles c/o COR Clearing, 1200 Landmark Center, Ste. 800, Omaha, NE 68102	1,268.169	U	8.08%	0.67%	0.06%
Large Cap Share Buyback	Nelida Toro c/o COR Clearing, 1200 Landmark Center, Ste. 800, Omaha, NE 68102	876.452	U	5.58%	0.46%	0.04%
Monthly Risk-On Risk-Off	Sue Witus, Trustee c/o Raymond James & Assoc. Inc. 29268 Wyndham Ct. Farmington Hills, MI 48334	6,676.976	A	6.14%	2.00%	0.36%
Defensive Growth	Carol A. Mantia c/o Constellation Trust Co., 270 Main St. Unit 30, N. Reading, MA 01864	2,795.334	A	5.24%	2.17%	0.09%
Defensive Growth	Dana M. Valentini c/o NFS, LLC, 29 Surrey Ln., Sandwich, MA, 25630	1,756.384	I	7.73%	1.49%	0.06%
Defensive Growth	James Rogers c/o Ameriprise Advisor Services, Inc., 719 Griswold St. Ste. 1700, Detroit, MI 48226	2,683.03	U	5.31%	1.94%	0.08%

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to the Trust's Secretary.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies.  No proxy solicitation firm has been engaged to assist in the solicitation.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of proxies will be borne by the Funds of the Trust.  The estimated cost of these services is approximately $25,000.  In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Trust of whom they have knowledge, and the respective Fund will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Trust and the investment adviser may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board selected Cohen & Company, Ltd. ("Cohen"), located at 1835 Market Street, Suite 310, Philadelphia, PA 19103, to serve as the Trust's independent registered public accounting firm (auditor) for the fiscal year ending June 30, 2024.  Cohen provides audit services and review of certain documents to be filed with the SEC. A representative of Cohen is expected to attend the Meeting telephonically and therefore will be available to make statements and to answer questions. The Audit Committee pre-approves all audit engagements of the Trust's independent registered public accounting firm.  One hundred percent of the fees presented below were pre-approved.  The Audit Committee pre-approves non-audit engagements of Trust's independent registered public accounting firm.  The Audit Committee also pre-approves any non-audit services proposed to be provided by the independent registered public accounting firm to (a) the adviser and (b) any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Trust, if the auditor's engagement with the adviser or any such control persons relates directly to the operations and financial reporting of a Fund or the Funds.  Neither the adviser, nor any entity controlling, controlled by, or under common control with the adviser has engaged Cohen for any services.

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees
2022	$49,000	$0	$10,000	$0	$10,000
2023	$49,000	$0	$10,000	$0	$10,000
2024	$54,000*	$0*	$12,000*	$0*	$12,000*

      * Estimated

The Board and Audit Committee did not use the waiver provisions contained in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. No audit work was performed by persons other than full-time permanent employees of Cohen.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On March 9, 2023, BBD LLP ("BBD") ceased to serve as the independent registered public accounting firm of the Funds. The Audit Committee of the Board of Trustees approved the replacement of BBD with Cohen & Company, Ltd. ("Cohen") as a result of Cohen's acquisition of BBD's investment management audit practice. The report of BBD on the financial statements of the Funds for the two fiscal years ended June 30, 2022 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles. During the two fiscal years ended June 30, 2022, and during the subsequent interim period through March 9, 2023: (i) there were no disagreements between the registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Funds for such year or interim period; and (ii) there were no "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Funds requested that BBD furnish them with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter is presented below.  On May 26, 2023, the Audit Committee of the Board of Trustees also recommended and approved the appointment of Cohen as the Funds' independent registered public accounting firm for the fiscal year ending June 30, 2023.

During the two fiscal years ended June 30, 2022, and during the subsequent interim period through March 9, 2023, neither the Funds, nor anyone acting on its behalf, consulted with Cohen on behalf of the Funds regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Funds' financial statements, or any matter that was either: (i) the subject of a "disagreement," as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K.

*******************

July 15, 2024

U.S. Securities and Exchange Commission

Office of the Chief Accountant

100 F Street, NE

Washington, DC 20549

Re: DSS AmericaFirst Funds (f.k.a. DSS AmericaFirst Quantitative Funds)

File no. 811-22669

Dear Sir or Madam:

We have read the disclosures related to our status as former independent registered public accounting firm in the Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 of DSS AmericaFirst Funds relating to DSS AmericaFirst Defensive Growth Fund, DSS AmericaFirst Large Cap Share Buyback Fund, DSS AmericaFirst Monthly Risk-On Risk-Off Fund, and DSS AmericaFirst Income Fund, each a series of DSS AmericaFirst Funds, dated July 15, 2024, and agree with the statements concerning our Firm contained therein.

Very truly yours,

BBD, LLP

OTHER MATTERS

The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

COMMUNICATIONS WITH THE BOARD

The Trust's Board believes that it is important for shareholders to have a process to send communications to the Board.  Accordingly, a shareholder of the Trust wishing to communicate with the Board may do so in writing, signed by the shareholder and setting forth: (a) the name and address of the shareholder; (b) the number of shares of the Funds owned by the shareholder; and (c) if the shares are owned indirectly through a broker or other record owner, the name of the broker or other record owner. These communications should be addressed as follows: Secretary, DSS AmericaFirst Funds c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights OH 44147.

The Secretary of the Trust is responsible for collecting, reviewing, and organizing all properly submitted shareholder communications.  With respect to each properly-submitted shareholder communication, the Secretary, in most instances, either will: (i) provide a copy of the communication to the appropriate Committee of the Board or to the full Board at the Committee's or Board's next regularly-scheduled meeting; or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the appropriate Committee of the Board or to the full Board promptly after receipt.

The Secretary, in good faith, may determine that a shareholder communication should not be provided to the appropriate Committee of the Board or to the full Board because the communication: (i) does not reasonably relate to the Trust or the Trust's operations, management, activities, policies, service providers, Board of Trustees, or one of the Committees of the Board, officers, or shareholders, or other matters relating to an investment in the Trust; or (ii) is ministerial in nature (such as a request for Trust literature, share data, or financial information).

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future.  For such requests, write the Trust at c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights OH 44147, or call the Trust toll-free at 1-877-217-8501.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON AUGUST 9, 2024.

A copy of the Notice of Shareholder Meeting, the Proxy Statement, Proxy Voting Ballot are available by visiting https://americafirst.fund/regulatory-documents.

If you have any questions before you vote, please call the Trust's proxy tabulation agent and potential solicitor, Broadridge Financial Solutions, Inc. at 1-800-690-6903.  Representatives are available Monday through Friday 9 a.m. to 5 p.m., Eastern time to answer your questions about the proxy material or about how to cast your vote.  You may also receive a telephone call reminding you to vote your shares.  Thank you for your participation in this important initiative.

By Order of the Board of Trustees

Brandon Pokersnik

President

July 15, 2024

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	[QR Barcode]	SCAN TO VIEW MATERIALS & VOTE

To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the QR Barcode above
3) Follow the instructions provided on the website.

To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

-TDB  KEEP THIS PORTION FOR YOUR RECORDS

       DETACH AND RETURN THIS PORTION ONLY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF DSS AMERICAFIRST FUNDS AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
THAT YOU CAST YOUR VOTE "FOR" THE PROPOSALS

1.	To elect the proposed individuals to the Board of Trustees of DSS AmericaFirst Funds.	For	Withhold
1.a	Dr. Prabir Datta, Ph.D.	□	□
1.b	Darryl T. Robinson	□	□
1.c	Mark A. Gronet	□	□

		For	Against	Abstain
2.	Approve a proposal for one or more adjournments of the special meeting to solicit additional proxies, if there are insufficient proxies at the special meeting to form a quorum.	□	□	□

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear(s) on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees, or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL SHAREHOLDER MEETING TO BE HELD ON AUGUST 9, 2024:

A copy of the Notice of Shareholder Meeting, the Proxy Statement and Proxy Voting Ballot are available by visiting  https://americafirst.fund/regulatory-documents.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, via the internet or automated phone as indicated in the voting instruction materials whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke the proxy and vote the shares in person.

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PROXY

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 9, 2024

THIS PROXY IS SOLICITED ON BEHALF OF THE DSS AMERICAFIRST FUNDS' BOARD OF TRUSTEES, AND THE PROPOSALS HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ON EACH PROPOSAL. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SHAREHOLDER INSTRUCTIONS. IF THERE ARE NO INSTRUCTIONS, THE PROXY WILL BE VOTED BASED ON THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES, IF ANY.

The undersigned shareholder of one or more of the following: DSS AmericaFirst Monthly Risk-On Risk-Off Fund, DSS AmericaFirst Income Fund, DSS AmericaFirst Defensive Growth Fund, and DSS AmericaFirst Large Cap Share Buyback Fund (each a "Fund" and collectively the "Funds"), hereby nominates, constitutes and appoints Umberto "Bob" Anastasi, Brandon Pokersnik, and Dr. Gregory Getts, each the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund(s) which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, on August 9, 2024, at 10:00 a.m., Eastern time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present.

PLEASE SIGN AND DATE ON THE REVERSE SIDE